SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2005

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of February 1, 2005 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS2)

          Residential Accredit Loans, Inc.

(Exact name of registrant as specified in its charter)

                DELAWARE                        333-107959-25                      51-0368240
        (STATE OR OTHER JURISDICTION            (COMMISSION)                    (I.R.S. EMPLOYER
            OF INCORPORATION)                   FILE NUMBER)                    IDENTIFICATION NO.)

   8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437

(Address of principal executive offices)    (Zip code)

        Registrant’s telephone number, including area code (952) 857-7000

         (Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 Other Events.

On February 25, 2005, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS2, pursuant to a Series Supplement, dated as of February 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

Item 9 Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit

10.1 Series Supplement, dated as of February 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.
By: _______________________ Name: Heather Anderson Title: Vice President

Dated: February 25, 2005

Exhibit 10.1

Series Supplement, dated as of February 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.